UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2017

OPKO Health, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33528	75-2402409
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(305) 575-4100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2017, the Board of Directors of OPKO Health, Inc. (the “Company”), appointed Richard M. Krasno, Ph.D. as a new director effective as of February 9, 2017. Dr. Krasno was also appointed as a member of the Board of Directors’ Audit Committee and Compensation Committee. There was no arrangement or understanding between Dr. Krasno and any other persons pursuant to which Dr. Krasno was selected as a director and there are no related person transactions between Dr. Krasno and the Company. The Board has determined that Dr. Krasno is independent for purposes of the Board of Directors and the committees that he has been appointed to serve on under the applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

Dr. Krasno served as the executive director of the William R. Kenan, Jr. Charitable Trust from 1999 to 2014 and, from 1999 to 2010, as president of the four affiliated William R. Kenan, Jr. Funds. Prior to joining the Trust, Dr. Krasno was the president of the Monterey Institute of International Studies in Monterey, California. From 2004 to 2012, Dr. Krasno also served as a director of the University of North Carolina Health Care System and served as chairman of the board of directors from 2009 to 2012. From 1981 to 1998, he served as president and chief executive officer of the Institute of International Education in New York. He also served as Deputy Assistant Secretary of Education in Washington, D.C. from 1979 to 1980. Dr. Krasno currently serves as a director of Ladenburg Thalmann (NYSEMKT: LTS), Castle Brands, Inc. (NYSEMKT: ROX) and BioCardia, Inc. (OTCMKTS:BCDA). Dr. Krasno holds a Bachelor of Science from the University of Illinois and a Ph.D. from Stanford.

Upon initial appointment to the Company’s Board of Directors, all non-employee directors receive a grant of 40,000 stock options to acquire the Company’s common stock, par value $.01. Mr. Krasno was granted 40,000 stock options on February 9, 2017 pursuant to the Company’s 2016 Equity Incentive Plan. The stock options have an exercise price of $8.10, the closing price of the Company’s common stock on the Nasdaq Stock Market on February 9, 2017.

In addition to the foregoing, Dr. Krasno will receive the standard compensation provided to the Company’s non-employee directors.

The Company has also entered into its standard director indemnification agreement with Dr. Krasno.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

February 10, 2017	By:	Adam Logal

Name: Adam Logal
Title: Senior Vice President-Chief Financial Officer